                                                               Sub-Item 77Q1(e)


                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
       INVESCO CALIFORNIA MUNICIPAL SECURITIES
       INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
       INVESCO HIGH YIELD INVESTMENTS FUND, INC.
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
       INVESCO MUNICIPAL PREMIUM INCOME TRUST
       INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
       INVESCO QUALITY MUNICIPAL SECURITIES
       INVESCO VALUE MUNICIPAL BOND TRUST

INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS
      (INVESCO EQUITY                                                         EXPIRATION
          FUNDS)                  WAIVER DESCRIPTION           EFFECTIVE DATE    DATE
---------------------------- ------------------                -------------- ----------
Invesco Constellation Fund        Invesco will waive advisory    3/27/2006    12/31/2012
                                  fees to the extent necessary
                                  so that advisory fees
                                  Invesco receives do not
                                  exceed the annualized rates
                                  listed below.

                                  0.695% of the first $250M
                                  0.615% of the next $4B
                                  0.595% of the next $750M
                                  0.57% of the next $2.5B
                                  0.545% of the next $2.5B
                                  0.52% of the excess over
                                  $10B

    AIM TREASURER'S
     SERIES TRUST
 (INVESCO TREASURER'S                                                     EXPIRATION
     SERIES TRUST)          WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
------------------------ ------------------                -------------- ----------

Premier Portfolio                 Invesco will waive          2/1/2011    12/31/2012
                                  advisory fees in the
                                  amount of 0.07% of the
                                  Fund's average daily net
                                  assets

Premier U.S. Government           Invesco will waive          2/1/2011    12/31/2012
  Money Portfolio                 advisory fees in the
                                  amount of 0.07% of the
                                  Fund's average daily net
                                  assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE   COMMITTED UNTIL
---------                                        ----------------- ---------------
Invesco California Tax-Free Income Fund          February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                        June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                         July 1, 2007     June 30, 2013
Invesco S&P 500 Index Fund                       February 12, 2010  June 30, 2013
Invesco Global Real Estate Income Fund             July 1, 2007     June 30, 2013
Invesco U.S. Quantitative Core Fund                July 1, 2007     June 30, 2013
Invesco Van Kampen American Franchise Fund       February 12, 2010  June 30, 2013
Invesco Van Kampen Equity and Income Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen Growth and Income Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen Pennsylvania Tax Free Income
  Fund                                           February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Growth Fund         February 12, 2010  June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

          PORTFOLIO                     EFFECTIVE DATE COMMITTED UNTIL
          ---------                     -------------- ---------------
          Invesco Charter Fund          July 1, 2007    June 30, 2013
          Invesco Constellation Fund    July 1, 2007    June 30, 2013
          Invesco Disciplined Equity
            Fund                        July 14, 2009   June 30, 2013
          Invesco Diversified Dividend
            Fund                        July 1, 2007    June 30, 2013
          Invesco Summit Fund           July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

      FUND                                 EFFECTIVE DATE COMMITTED UNTIL
      ----                                 -------------- ---------------
      Invesco European Small Company
        Fund                                July 1, 2007   June 30, 2013
      Invesco Global Core Equity Fund       July 1, 2007   June 30, 2013
      Invesco International Small Company
        Fund                                July 1, 2007   June 30, 2013
      Invesco Small Cap Equity Fund         July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

      FUND                               EFFECTIVE DATE   COMMITTED UNTIL
      ----                              ----------------- ---------------
      Invesco Convertible Securities
        Fund                            February 12, 2010  June 30, 2013
      Invesco Global Quantitative Core
        Fund                              July 1, 2007     June 30, 2013
      Invesco Mid Cap Core Equity
        Fund                              July 1, 2007     June 30, 2013
      Invesco Small Cap Growth
        Fund                              July 1, 2007     June 30, 2013
      Invesco Van Kampen Leaders
        Fund                            February 12, 2010  June 30, 2013
      Invesco Van Kampen U.S. Mortgage
        Fund                            February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

     FUND                                   EFFECTIVE DATE COMMITTED UNTIL
     ----                                   -------------- ---------------
     Invesco Asia Pacific Growth Fund        July 1, 2007   June 30, 2013
     Invesco European Growth Fund            July 1, 2007   June 30, 2013
     Invesco Global Growth Fund              July 1, 2007   June 30, 2013
     Invesco Global Opportunities Fund      August 1, 2012  June 30, 2013
     Invesco Global Select Companies
       Fund                                 August 1, 2012  June 30, 2013
     Invesco Global Small & Mid Cap Growth
       Fund                                  July 1, 2007   June 30, 2013
     Invesco International Growth Fund       July 1, 2007   June 30, 2013
     Invesco International Core Equity
       Fund                                  July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco Balanced-Risk Allocation Fund*         May 29, 2009     June 30, 2013
 Invesco Balanced-Risk Commodity Strategy
   Fund**                                     November 29, 2010  June 30, 2013
 Invesco China Fund                             July 1, 2007     June 30, 2013
 Invesco Commodities Strategy Fund***         February 12, 2010  June 30, 2013
 Invesco Developing Markets Fund                July 1, 2007     June 30, 2013
 Invesco Emerging Markets Equity Fund           May 11, 2011     June 30, 2013
 Invesco Emerging Market Local Currency Debt
   Fund                                         June 14, 2010    June 30, 2013
 Invesco Endeavor Fund                          July 1, 2007     June 30, 2013
 Invesco Global Advantage Fund                February 12, 2010  June 30, 2013
 Invesco Global Health Care Fund                July 1, 2007     June 30, 2013
 Invesco International Total Return Fund        July 1, 2007     June 30, 2013
 Invesco Pacific Growth Fund                  February 12, 2010  June 30, 2013
 Invesco Premium Income Fund                  December 13, 2011  June 30, 2013
 Invesco Small Companies Fund                   July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

      FUND                                EFFECTIVE DATE   COMMITTED UNTIL
      ----                               ----------------- ---------------
      Invesco Dynamics Fund                July 1, 2007     June 30, 2013
      Invesco Global Real Estate
        Fund                               July 1, 2007     June 30, 2013
      Invesco High Yield Fund              July 1, 2007     June 30, 2013
      Invesco High Yield Securities
        Fund                             February 12, 2010  June 30, 2013
      Invesco Limited Maturity Treasury
        Fund                               July 1, 2007     June 30, 2013
      Invesco Money Market Fund            July 1, 2007     June 30, 2013
      Invesco Municipal Bond Fund          July 1, 2007     June 30, 2013
      Invesco Real Estate Fund             July 1, 2007     June 30, 2013
      Invesco Short Term Bond Fund         July 1, 2007     June 30, 2013
      Invesco U.S. Government Fund         July 1, 2007     June 30, 2013
      Invesco Van Kampen Corporate Bond
        Fund                             February 12, 2010  June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               Sub-Item 77Q1(e)


                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

   FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
   ----                                    ----------------- ---------------
   Invesco Energy Fund                       July 1, 2007     June 30, 2013
   Invesco Gold & Precious Metals Fund       July 1, 2007     June 30, 2013
   Invesco Leisure Fund                      July 1, 2007     June 30, 2013
   Invesco Technology Fund                   July 1, 2007     June 30, 2013
   Invesco Technology Sector Fund          February 12, 2010  June 30, 2013
   Invesco Utilities Fund                    July 1, 2007     June 30, 2013
   Invesco Value Fund                      February 12, 2010  June 30, 2013
   Invesco Van Kampen American Value
     Fund                                  February 12, 2010  June 30, 2013
   Invesco Van Kampen Comstock Fund        February 12, 2010  June 30, 2013
   Invesco Van Kampen Mid Cap Growth
     Fund                                  February 12, 2010  June 30, 2013
   Invesco Van Kampen Small Cap Value
     Fund                                  February 12, 2010  June 30, 2013
   Invesco Van Kampen Value Opportunities
     Fund                                  February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                             EFFECTIVE DATE   COMMITTED UNTIL
----                                            ----------------- ---------------
Invesco Tax-Exempt Cash Fund                      July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund                July 1, 2007     June 30, 2013
Invesco Van Kampen High Yield Municipal
  Fund                                          February 12, 2010  June 30, 2013
Invesco Van Kampen Intermediate Term Municipal
  Income Fund                                   February 12, 2010  June 30, 2013
Invesco Van Kampen Municipal Income Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen New York Tax Free Income
  Fund                                          February 12, 2010  June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco V.I. Balanced-Risk Allocation
   Fund****                                   December 22, 2010  June 30, 2013
 Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2013
 Invesco V.I. Diversified Income Fund           July 1, 2007     June 30, 2013
 Invesco V.I. Diversified Dividend Fund       February 12, 2010  June 30, 2013
 Invesco V.I. Equally-Weighted S&P 500
   Fund                                       February 12, 2010  June 30, 2013
 Invesco V.I. Global Core Equity Fund         February 12, 2010  June 30, 2013
 Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2013
 Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2013
 Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2013
 Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2013
 Invesco V.I. High Yield Securities Fund      February 12, 2010  June 30, 2013
 Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2013
 Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2013
 Invesco V.I. Money Market Fund                 July 1, 2007     June 30, 2013
 Invesco V.I. S&P 500 Index Fund              February 12, 2010  June 30, 2013
 Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2013
 Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2013
 Invesco V.I. Utilities Fund                    July 1, 2007     June 30, 2013
 Invesco Van Kampen V.I. American
   FranchiseFund                              February 12, 2010  June 30, 2013
 Invesco Van Kampen V.I. Comstock Fund        February 12, 2010  June 30, 2013
 Invesco Van Kampen V.I. Equity and Income
   Fund                                       February 12, 2010  June 30, 2013
 Invesco Van Kampen V.I. Growth and Income
   Fund                                       February 12, 2010  June 30, 2013
 Invesco Van Kampen V.I. Mid Cap Growth
   Fund                                       February 12, 2010  June 30, 2013
 Invesco Van Kampen V.I. American Value
   Fund                                       February 12, 2010  June 30, 2013
 Invesco Van Kampen V.I. Value Opportunities
   Fund                                         July 1, 2007     June 30, 2013

--------
****Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                         SHORT-TERM INVESTMENTS TRUST

            FUND                     EFFECTIVE DATE COMMITTED UNTIL
            ----                     -------------- ---------------
            Government TaxAdvantage
              Portfolio               July 1, 2007   June 30, 2013
            STIC Prime Portfolio      July 1, 2007   June 30, 2013
            Treasury Portfolio        July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

  FUND                                         EFFECTIVE DATE COMMITTED UNTIL
  ----                                         -------------- ---------------
  Invesco California Insured Municipal Income
    Trust                                       June 1, 2010   June 30, 2013
  Invesco California Municipal Securities       June 1, 2010   June 30, 2013
  Invesco California Quality Municipal
    Securities                                  June 1, 2010   June 30, 2013
  Invesco High Yield Investments Fund, Inc.     June 1, 2010   June 30, 2013
  Invesco Municipal Income Opportunities
    Trust                                       June 1, 2010   June 30, 2013
  Invesco Municipal Income Opportunities
    Trust II                                    June 1, 2010   June 30, 2013
  Invesco Municipal Income Opportunities
    Trust III                                   June 1, 2010   June 30, 2013
  Invesco Municipal Premium Income Trust        June 1, 2010   June 30, 2013
  Invesco New York Quality Municipal
    Securities                                  June 1, 2010   June 30, 2013
  Invesco Quality Municipal Income Trust        June 1, 2010   June 30, 2013
  Invesco Quality Municipal Investment
    Trust                                       June 1, 2010   June 30, 2013
  Invesco Quality Municipal Securities          June 1, 2010   June 30, 2013
  Invesco Value Municipal Bond Trust            June 1, 2010   June 30, 2013
  Invesco Value Municipal Income Trust          June 1, 2010   June 30, 2013
  Invesco Value Municipal Securities            June 1, 2010   June 30, 2013
  Invesco Value Municipal Trust                 June 1, 2010   June 30, 2013

                                                               Sub-Item 77Q1(e)


                             SUB-ADVISORY CONTRACT

   This contract is made as of August 27, 2012, by and among Invesco Advisers, Inc. (the "Adviser") and each of Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc. and Invesco Canada Ltd., (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

WHEREAS:

      A) The Adviser has entered into an investment advisory agreement with Invesco High Yield Investments Fund a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

      C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

      D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

      NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of the Trust for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Trust. The services and the portion of the investments of the Trust to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Trust related to research, statistical and investment activities.

      (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to the Trust and the Adviser with respect to all or a portion of the investments of the Trust or with respect to various investment techniques, and in connection with such advice shall furnish the Trust and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

      (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for the Trust. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

      (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of the Trust in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to the Trust by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Trust under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Trust with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Trust, including but not limited to managing the Trust's cash and cash equivalents and lending securities on behalf of the Trust. In selecting brokers or dealers to execute trades for the Trust, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

      3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Trust or provide the Trust, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Trust and their other clients and that the total commissions or spreads paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Trust and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

      4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Trust, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the

   Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

      5. Further Duties.

      (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

      (b) Each Sub-Adviser shall maintain compliance procedures for the Trust that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940
   Act) and the investment objective(s) and policies as stated in the Trust's prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Fund's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Trust.

      (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Trust and to consult with the Board and the Adviser regarding the Trust's investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

      (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Trust. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Trust and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Trust at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Trust's net asset value per share.

      (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

      (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, deems are reasonably necessary.

      (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Trust or its designated agent such proxy voting information as is necessary for the Trust to timely file proxy voting results in accordance with Rule 30b1-4 under the 1940 Act.

      (h) Each Sub-Adviser shall provide the Trust's custodian on each business day with information relating to all transactions concerning the assets of the Trust and shall provide the Adviser with such information upon request of the Adviser.

      6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Trust pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Trust pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by
   (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Trust's outstanding voting securities.

      8. Compensation.

      (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of the Trust as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Trust for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

      (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

      (c) If a Sub-Adviser provides the services under paragraph 2(c) above to the Trust for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

      9. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which such Trust would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Trust as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee payable to the Adviser pursuant to its advisory agreement with the Trust.

      10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting with respect to any business of the Trust, to be rendering such service to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

      11. Duration and Termination.

      (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Trust unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trust's outstanding voting securities, when required by the 1940 Act.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until two years after its effective date determined in 11(a). Thereafter, if not terminated, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Trust's Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Trust.

      (c) Notwithstanding the foregoing, with respect to the Trust or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Fund's Board or by a vote of a majority of the outstanding voting securities of the Trust on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

      12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Trust's outstanding voting securities.

      13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit I attached hereto.

      14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

      15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to the Trust, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to the Trust. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

      16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                         INVESCO ADVISERS, INC.

                                         Adviser

                                         BY:      /s/ John M. Zerr
                                                  -----------------------------
                                         NAME:    John M. Zerr
                                         TITLE:   Senior Vice President

INVESCO ASSET MANAGEMENT                                   INVESCO ASSET MANAGEMENT
DEUTSCHLAND GMBH                                           LIMITED

Sub-Adviser                                                Sub-Adviser

By:     /s/ Christian Puschmann      /s/ Jens Langewand    By:     /s/ G. J. Proudfoot
        ------------------------------------------------           -----------------------------------
Name:   Christian Puschmann          Jens Langewand        Name:   G. J. Proudfoot
Title:  Managing Director            Managing Director     Title:  Director

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED                   INVESCO AUSTRALIA LIMITED

Sub-Adviser                                                Sub-Adviser

By:     /s/ Masakazu Hasegawa                              By:     /s/ Nick Burrell /s/ Mick O'Brien
        ------------------------------------------------           -----------------------------------
Name:   Masakazu Hasegawa                                  Name:   Nick Burrell   Mick O'Brien
Title:  Managing Director                                  Title:  Co Secretary   Chief Executive Officer

INVESCO HONG KONG LIMITED                                  INVESCO SENIOR SECURED MANAGEMENT,
                                                           INC.

Sub-Adviser                                                Sub-Adviser

By:     /s/ Fanny Lee       /s/ Gracie Liu                 By:     /s/ Jeffrey H. Kupor
        -------------------------------------------------          ---------------------------------------
Name:   Fanny Lee           Gracie Liu                     Name:   Jeffrey H. Kupor
Title:  Director             Director                      Title:  Secretary & General Counsel

INVESCO CANADA LTD.

Sub-Adviser

By:     /s/ Eric Adelson
        ------------------------------------------------
Name:   Eric Adelson
Title:  Senior Vice President; Head of Legal-Canada;
        CCO; and Secretary

                                   EXHIBIT I

                           ADDRESSES OF SUB-ADVISERS

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND

Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Canada Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

                                                               Sub-Item 77Q1(e)

                         INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made this 27th day of August, 2012, by and between Invesco High Yield Investments Fund, a Delaware statutory trust (the "Trust"), and Invesco Advisers, Inc., a Delaware corporation (the "Adviser").

RECITALS

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company;

   WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

   WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide for investment advisory services to the Trust upon the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

      1. Advisory Services. The Adviser shall act as investment adviser for the Trust and shall, in such capacity, supervise all aspects of the Trust's operations, including the investment and reinvestment of cash, securities or other properties comprising the Trust's assets, subject at all times to the policies and control of the Board of Trustees. The Adviser shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.

      2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Adviser shall:

          (a) supervise all aspects of the operations of the Trust;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Trust, and whether concerning the individual issuers whose securities are included in the assets of the Trust or the activities in which such issuers engage, or with respect to securities which the Adviser considers desirable for inclusion in the Trust's assets;

          (c) determine which issuers and securities shall be represented in the Trust's investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust, all actions which appear to the Trust necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Trust.

   3. Securities Lending Duties and Fees. The Adviser agrees to provide the following services in connection with the securities lending activities of the
Trust: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Adviser's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

   As compensation for such services provided by the Adviser in connection with securities lending activities, the Trust shall pay the Adviser a fee equal to 25% of the net monthly interest or fee income retained or paid to the Trust from such activities.

   4. Delegation of Responsibilities. The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisers, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

   5. Independent Contractors. The Adviser and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

   6. Control by Board of Trustees. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Trust, shall at all times be subject to any directives of the Board of Trustees.

   7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

      (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

      (c) the provisions of the Trust's Declaration of Trust, as the same may be amended from time to time;

      (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

      (e) any other applicable provisions of state, federal or foreign law.

   8. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

      (a) The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution.

      (b) In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

      (c) Subject to such policies as the Board of Trustees may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Trust to such brokers and dealers who also provide research or statistical material, or other services to the Trust, to the Adviser, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

      (d) With respect to the Trust, to the extent the Adviser does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Adviser may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Trust, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

      (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Trust are affiliated.

   9. Compensation. The compensation that the Trust shall pay the Adviser is set forth in Appendix I attached hereto.

   10. Expenses of the Trust. All of the ordinary business expenses incurred in the operations of the Trust and the offering of their shares shall be borne by the Trust unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Trust's shareholders.

   11. Services to Other Companies or Accounts. The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

   12. Non-Exclusivity. The Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

   13. Effective Date, Term and Approval. This Agreement shall become effective with respect to the Trust, if approved by the shareholders of the Trust, on the date indicated above. If so approved, this Agreement shall thereafter continue in force and effect until two years after the date indicated above, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

      (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Trust (as defined in Section 2(a)(42) of the 1940 Act); and

      (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
   Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

   14. Termination. This Agreement may be terminated as to the Trust at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

   15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

   16. Liability of Adviser and Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

   17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

   18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Adviser shall be 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

   20. License Agreement. The Trust shall have the non-exclusive right to use the name "Invesco" to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or adviser to the Trust with respect to such series of shares.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                      INVESCO HIGH YIELD INVESTMENTS FUND

Attest:

/s/ Peter A. Davidson         By:     /s/ John M. Zerr
-----------------------               ------------------------------------
 Assistant Secretary          Name:   John M. Zerr
                              Title:  Senior Vice President
(SEAL)

Attest:                                     INVESCO ADVISERS, INC.

/s/ Peter A. Davidson         By:     /s/ John M. Zerr
-----------------------               ------------------------------------
 Assistant Secretary          Name:   John M. Zerr
                              Title:  Senior Vice President
(SEAL)

                                  APPENDIX I
                          COMPENSATION TO THE ADVISER

The Trust shall pay the Adviser, out of its assets, as full compensation for all services rendered, an advisory fee for the Trust set forth below.

TRUST                                               ANNUAL RATE
-----                                  -------------------------------------
Invesco High Yield Investments Fund    0.70% as a percentage of average
                                       weekly net assets